THEGLOBE.COM
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                       CONSULTING SERVICES AGREEMENT
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     THIS CONSULTING SERVICES AGREEMENT ("Agreement") dated as of April 17,
2000 ("Effective Date") is entered into by and between theglobe.com,  inc.,
a  Delaware   corporation   ("theglobe.com"),   and  Edward  Cespedes  (the
"Consultant').

1. Engagement of Services. Consultant agrees to perform the following services for theglobe.com at such time and in such manner as is reasonably acceptable to the parties hereto: (a) provide strategic advice to theglobe.com's senior management team, including advice relating to corporate development as well as advice relating to strategic alternatives for theglobe.com, (b) attend the meetings of theglobe.com's Board of Directors, and (c) such other services as are determined by mutual agreement. Such services may be performed through telephonic conference. theglobe.com selected Consultant to perform these services based upon theglobe.com receiving Consultant's personal service and therefore Consultant may not subcontract or otherwise delegate Consultant's obligations under this Agreement without theglobe.com's prior written consent.

2. Compensation. As full consideration for the services rendered by Consultant pursuant to this Agreement, as soon as practicable following the Effective Date, theglobe.com will pay Consultant a consultant's fee of $16,666.67 per month (pro-rata amount for partial months) during the Term (as defined below). In addition, on the Effective Date, theglobe.com shall grant Consultant a stock option to purchase 20,000 shares of the common stock of theglobe.com, par value $0.0l per share, subject to such terms and conditions as set forth in the Nonqualified Stock Option Agreement attached hereto as Exhibit A. Consultant will be reimbursed for reasonable expenses incurred in connection with the performance of services under this Agreement, upon theglobe.com's receipt of invoices evidencing such expenses.

3. Independent Consultant Relationship. Consultant and theglobe.com understand, acknowledge and agree that Consultant's relationship with theglobe.com will be that of an independent contractor and nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

     4.   Intellectual Property Rights; Indemnification.
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          4.1. Ownership of Work Product.
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               (a) theglobe.com shall own all right, title, and interest in and to the results of Consultant's services hereunder and each element and part thereof and other tangible embodiments resulting from such services (collectively, "Work Products). With respect to any and all copyrightable works and/or materials comprising the Work Product, Consultant acknowledges that all such Work Product is specially ordered or commissioned by theglobe.com for use as a contribution to an audiovisual work such shall be considered "works made for hire" for theglobe.com as author thereof (as defined in the United States Copyright Act of 1976, as amended). Consultant further agrees and acknowledges that theglobe.com is the entity for which the Work Product is and will be prepared and that theglobe.com shall be considered the author therefor the purposes of copyright and shall own all rights comprised in and to the copyrights thereof and renewals and extensions of such copyrights. Consultant hereby irrevocably assigns, conveys, and otherwise transfers to theglobe.com, and its respective successors and assigns, all rights, title, and interests worldwide in and to the Work Product and all propriety rights therein. including, without limitation, all copyrights, trademarks, design patents, trade secret rights, moral rights, and all contract and licensing rights, and all claims and causes of action of any kind with respect to the foregoing, whether now known or hereafter to become known. In the event Consultant has any rights in and to the Work Product that cannot be assigned to theglobe.com, Consultant hereby unconditionally and irrevocably waives the enforcement of all such rights, and all claims and causes of action of any kind with respect to any of the foregoing against theglobe.com, its distributors, licensees, successors, and customers, whether now known or hereafter to become known, and agrees at the request and expense of theglobe.com and its respective successors and assigns to consent to and join in any action to enforce such rights. In the event Consultant has any rights in and to the Work Product that are for any reason not deemed to be "works made for hire" and/or that Consultant has any rights in and to the Work Product that cannot be assigned to theglobe.com and cannot be waived, Consultant hereby grants to theglobe.com, and its respective successors and assigns, an exclusive, worldwide, royalty-free license during the term of the rights to reproduce, distribute, modify, publicly perform, publicly display, and transmit with the right to sublicense and assign such rights in and to the Work Product, included without limitation, the right to use in any way whatsoever the Work Product in any and all media, now know or hereafter devised. Consultant retains no rights to use the Work Product and agrees not to challenge the validity of the ownership by theglobe.com in the Work Product.

               (b) Consultant agrees to assist theglobe.com in any reasonable manner, at theglobe.com sole expense, to obtain and enforce for theglobe.com's benefit patents, copyrights, and other property rights covering the Work Product in any and all countries, and Consultant agrees to execute, when requested, at theglobe.com's expense, any and all lawful documents deemed necessary by theglobe.com to vest fully in theglobe.com all rights, title and interests in the Work Product. In the event that theglobe.com is unable for any reason whatsoever to secure Consultant's signature to any lawful document required to vest fully in theglobe.com all rights, title, interests in the Work Product, Consultant hereby irrevocably designates and appoints theglobe.com and its duly authorized officers and agents as Consultant's agents and attorneys-in-fact to act for and in Consultant's behalf and instead of Consultant, to execute and file any such documents and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by Consultant. Such power of attorney is irrevocable and coupled with an interest.

     4.2. Further Warranties and Representations. Consultant hereby further warrants and represents the following: (1) The Work Product will be wholly original to Consultant except to the extent based on material supplied by theglobe.com, if any, and (2) Consultant shall not at any time authorize or willingly permit any person, firm or corporation to infringe upon the rights granted to theglobe.com hereunder, and authorizes theglobe.com, in Consultant's name or otherwise, to institute any proper legal proceedings to prevent any such infringement.

     4.3. Indemnification. theglobe.com will defend, indemnify and hold harmless Consultant with respect to claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of Consultant's service to theglobe.com to the fullest extent permitted by Delaware General Corporate Law, consistent with theglobe.com's By-Laws, as such By-Laws may be amended from time to time, assuming that for this purpose, Consultant will be deemed to be an officer of theglobe.com; provided, that Consultant's actual status as not being an officer of theglobe.com shall not reduce or in anyway diminish theglobe.com's obligation to provide the
indemnification   contemplated   by  this  Section  4.3.

     4.4. Return of theglobe.com's Property. Consultant acknowledges that theglobe.com's sole and exclusive property includes all documents, such as drawings, manuals, notebooks, reports, sketches, records, computer programs, employee lists, customer lists and the like in his custody or possession, whether delivered to Consultant by theglobe.com or made by Consultant in the performance of services under this Agreement, relating to the business activities of theglobe.com or its customers or suppliers and containing Confidential Information. Consultant agrees to deliver promptly all of theglobe.com's property and all copies of theglobe.com's property in Consultant's possession to theglobe.com at any time upon theglobe.com's request.

5.   Term; Termination.
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     5.1.  Termination.   Unless  otherwise  terminated  pursuant  to  this
Section, the term of this Agreement shall commence on the Effective Date and shall continue until the earlier of (a) the date that theglobe.com elects a new Chief Executive Officer; (b) the date that there is a "Change of Control" (as defined below) of the Company; or (c) the six month anniversary of the Effective Date (the "Term"). "Change of Control" means
(x) the sale or disposition of substantially all of theglobe.com's assets; or (y) the acquisition by a third party of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Act of 1933) of more than fifty percent (50%) of either (1) the then outstanding shares of common stock of a party; or (2) the combined voting power of the then outstanding voting securities of a party entitled to vote generally in the election of directors. Either party may terminate this Agreement at any time upon fifteen (15) day's prior written notice; provided, that, if theglobe.com terminates this Agreement prior to the expiration of the Term for any reason other than a material breach of this Agreement by Consultant which has not been cured, if curable, within 15 days following written notice by theglobe.com to the Consulting setting forth in detail how it believes the Agreement has been materially breached, any stock options granted in accordance with Section 2 of this Agreement that would have vested on the next monthly anniversary date of the Effective Date following the effective time of such termination of service shall automatically vest and become exercisable in accordance with their terms.

     6. Confidential Information. Consultant agrees, during and after the term of this Agreement, to hold in confidence, and not to use except as necessary to perform under this Agreement, any information, which it knows or has any reason to know is considered confidential by theglobe.com ("Confidential Information"). Confidential Information includes, but it is not limited to, any products and services developed by or contemplated to be developed by theglobe.com, technical and business information relating to theglobe.com's inventions, products or services, research and development, manufacturing and engineering processes, and future business plans. Confidential Information may take the form of documentation, drawings, specifications, software, technical or engineering data, and other forms and may be communicated orally, in writing, by electronic media, by visual observation and by other means. Consultant agrees to hold the Confidential Information in strict confidence, and to use the Confidential Information only to the extent necessary to perform under this Agreement. Consultant further agrees not to make any disclosure of the Confidential Information to anyone without the express written consent of theglobe.com, except to employees, consultants or agents of theglobe.com to whom disclosure is necessary to the performance of this Agreement. Upon request, Consultant shall return all originals and copies thereof of any requested Confidential Information, which has been fixed, in any tangible means of expression. Notwithstanding the foregoing, information shall not be deemed Confidential Information if (a) it has been published or is otherwise readily available to the public without restriction other than by a breach of this Agreement; (b) it has been rightfully received by Consultant from a third party without confidentiality limitations; (c) it was known to the Consultant prior to its first receipt by the Consultant, as shown by the files existing at the time of initial disclosure; or (d) it is required to be disclosed in the context of any tax filing, or administrative or judicial proceeding or as may be required by law. Consultant represents that Consultant's performance of all of the terms of this Agreement does not and will not breach any agreement to keep in confidence proprietary information of a third party, and Consultant will not disclose to theglobe.com any proprietary information belonging to third parties.

7.   General Provisions.
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     7.1.  Governing  Law. This Agreement will be governed by and construed in accordance with the laws of the United States and the State of New York, without regard to its conflict of laws principles for contracts executed and to be wholly performed therein. Both parties submit to jurisdiction in New York and further agree that any cause of action arising under this Agreement shall be brought in a court in New York, New York.

     7.2. Entire Agreement. This Agreement, including all Exhibits to this Agreement, including, without limitation, the option agreement, constitutes the entire agreement between the parties relating to this subject mater and supersede all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral.

     7.3. No Injunction. In the event of a breach by theglobe.com of any of its obligation under this Agreement, Consultant's rights and remedies shall be limited to the right to recover damages, if any, in an action at law, and shall be limited to the right to recover damages, if any, in an action at law, and shall not include the right to seek or obtain injunctive or other equitable relief, or the right to rescind this Agreement, and in no event shall Consultant have the right to enjoin, restrain or interfere with the exploitation of the Work Product.

     7.4. Severability; Waiver. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. theglobe.com and Consultant agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision. The waiver by theglobe.com of a breach of any provision of this Agreement by Consultant will not operate or be interpreted as a waiver of any other or subsequent breach by Consultant.

     7.5. Successors and Assigns. Neither this Agreement nor any of the rights or obligations of either party arising under this Agreement may be assigned or transferred without the other parties prior written consent. This Agreement will be for the benefit of theglobe.com's successors, and will be binding on Consultant's heirs and legal representatives.

     7.6. Notices. All notices and other communications required to be given under this Agreement must be in writing, mailed by registered or certified mail, postage prepaid and return receipt requested, or delivered by band to the party to whom such notice is to be given. Any such notice will be considered to have been given when received, or if mailed, five (5) business days after it was mailed, as evidence by the postmark. The mailing address for notice to either party will be the address shown on the signature page of this Agreement.

     7.7. Survival. The following provisions shall survive termination of this Agreement: Article 4, Section 5.2, Article 6, and Article 7.


         theglobe.com:                          CONSULTANT:

         theglobe.com, inc.                     Edward Cespedes

By:                                             By:
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Title:                                          Title:
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Address:                                          Address:
120 Broadway, 22nd floor
New York, New York 10271